UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 26, 2022

Computer Programs and Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-49796	74-3032373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama (Address of Principal Executive Offices)		36602 (Zip Code)

(251) 639-8100 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CPSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.          Results of Operations and Financial Condition.

On November 1, 2022, Computer Programs and Systems, Inc. (the “Company”) issued a press release announcing financial information for its fiscal third quarter ended September 30, 2022.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 28, 2022, the Company notified James B. Britain that he will no longer serve as Vice President – Finance and Controller of the Company effective upon the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2022.  Mr. Britain’s departure is not the result of any disagreement with the Company on any matter related to the Company’s operations, financial disclosures or accounting policies or practices.

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 26, 2022, the Board of Directors (the “Board”) of the Company adopted Amended and Restated Bylaws of the Company (as amended, the “Bylaws”), effective on such date.  Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws.  The changes to the Bylaws include the following:

•
Article I, Section 1.1 (Meetings of Stockholders – Place of Meetings).  This section has been revised to explicitly authorize holding any meeting of stockholders by means of remote communication, as permitted under the Delaware General Corporation Law (the “DGCL”).

•
Article I, Section 1.4 (Meetings of Stockholders – Notice of Meetings).  This section has been revised to clarify that only notices of special stockholders’ meetings are required to set forth the purpose or purposes of the meeting.

•
Article I, Section 1.7 (Meetings of Stockholders – Adjournment).  This section has been revised to reflect the concept of a virtual meeting being adjourned and reflects updated Section 222(c) of the DGCL, which expands the circumstances under which an adjourned meeting can be reconvened without the Company having to send out a new meeting notice.

•
Article I, Section 1.8 (Meetings of Stockholders – Organization and Order of Business).  This section has been revised to clarify that, in addition to the Chairman, the Board may adopt procedural rules and regulations for meetings.  This section also clarifies that only the Board may choose a chairperson in the Chairman’s absence, and that the chairperson may take all actions appropriate for the proper conduct of a meeting.

•
Article I, Section 1.10 (Meetings of Stockholders – Proxies).  This section has been revised to reflect updated Section 116 of the DGCL, which includes a safe harbor for the execution and delivery by electronic transmission of documents relating to a stockholder’s authorization of another person to act for the stockholder by proxy.

•
Article I, Section 1.12 (Meetings of Stockholders – Stockholder List).  This section has been revised to reflect updated Section 219(a) of the DGCL, which no longer requires the Company to make the stockholder list available for inspection during the stockholders’ meeting.

•
Article I, Section 1.13 (Meetings of Stockholders – Proper Business at Annual Meetings).  This section has been revised to add the requirement that, in order to properly bring business before a meeting, a Record Stockholder must include in its notice to the Secretary all information that is required to be disclosed in a proxy statement on Schedule 14A.

•
Article II, Section 2.2 (Board of Directors – Nomination Procedures).  Section 2.2(a) has been revised to clarify that a director nominee must consent to being named in any proxy statement in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”).  This section further requires the nominee to represent that they will not become a party to certain Voting Commitments, as detailed in the Bylaws.  In addition, Section 2.2(a) adds the requirement that a Nominating Record Stockholder must (i) notify the Company if it intends to solicit proxies in accordance with the Universal Proxy Rules and (ii) provide all information that is required to be disclosed in a proxy statement on Schedule 14A.

Section 2.2(b) has been revised to add that if a Nominating Record Stockholder intends to solicit proxies in accordance with the Universal Proxy Rules but subsequently fails to comply with such rules, proxies voted for such nominee(s) will be disregarded.  Section 2.2(b) further provides that the Company may request confirmation prior to the applicable meeting that the Nominating Record Stockholder has met the requirements of the Universal Proxy Rules.

•
Article II, Section 2.7 (Board of Directors – Actions Without Meetings).  This section has been revised to provide that actions by written consent of the members of the Board may be documented, signed, delivered and filed with the proceedings of the Board in any manner permitted by Section 116 of the DGCL or otherwise in accordance with applicable law.

•
Article II, Section 2.8 (Board of Directors – Committees of the Board).  This section has been revised in order to reflect that the Board has elected for the Company to be governed by Section 141(c)(2) of the DGCL.  This section has also been revised to provide that actions by written consent of committee members may be documented, signed, delivered and filed with the proceedings of the committees in any manner permitted by Section 116 of the DGCL or otherwise in accordance with applicable law.

•
Article II, Section 2.10 (Board of Directors – Resignations).  This section has been revised to clarify that a director’s notice of resignation may be delivered in writing or by electronic transmission.

•	Article III, Section 3.8 (Officers – Assistant Secretary). This section has been removed to eliminate the requirement that an Assistant Secretary be appointed.

•
Article VI, Section 6.1 (Capital Stock – Shares).  This section has been revised to clarify that any two authorized officers of the Company may sign a certificate representing shares of stock in the Company, and to provide that, if any signatory of a stock certificate ceases to be an officer before the certificate is issued, the certificate’s validity is not affected.  This section also removes the storage requirements for the stock transfer books, which are now contained in a general “Books and Records” provision.

•
Article VII, Section 7.8 (Miscellaneous – Conflict with Applicable Law or Certificate of Incorporation).  This section has been added to clarify that where the Bylaws of the Company conflict with any applicable law or the Company’s Certificate of Incorporation, the conflict will be resolved in favor of such law or the Certificate of Incorporation.

•
Article VII, Section 7.9 (Miscellaneous – Books and Records).  This section has been added to update the electronic storage requirements for all of the Company’s books and records in compliance with Section 224 of the DCGL.

In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the Bylaws.  The preceding discussion of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Exhibit

3.1	Amended and Restated Bylaws of Computer Programs and Systems, Inc.

99.1	Press Release dated November 1, 2022.

104	Cover Page Interactive Data File (embeded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER PROGRAMS AND SYSTEMS, INC.
By:	/s/ Matt J. Chambless Matt J. Chambless
Chief Financial Officer, Secretary and Treasurer

Dated: November 1, 2022